SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                         Date of Report: April 30, 2004


                                ESSEX CORPORATION
             (Exact name of Registrant as specified in its charter)



Commission File No.  0-10772


         Virginia                                                    54-0846569
(State or other jurisdiction of                           (IRS Employer ID No.)
incorporation or organization)



         9150 Guilford Road
         Columbia, Maryland                                          21046-2306
(Address of principal executive office)                              (Zip Code)



Registrant's telephone number, including area code:              (301) 939-7000


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                                ESSEX CORPORATION



Item 2.    Acquisition or Disposition of Assets

           Pursuant to an Agreement and Plan of Merger dated as of April 28, 2004 (the "Agreement") by and among the Registrant, its wholly-owned subsidiary ("Merger Sub"), Computer Science Innovations, Inc., a Florida corporation ("CSI"), and Computer Science Innovations Employee Stock Ownership Plan, Merger Sub was merged with and into CSI with CSI as the surviving corporation (the "Merger"). The Merger became effective as of April 30, 2004. The terms of the Merger are contained in the Agreement, which is included herewith as Exhibit 2.1.

Item 7.    Financial Statements and Exhibits

           (a) The financial statements required by this Item are not included in this initial report on Form 8-K but will be filed by amendment not later than sixty days after the date that the initial report on Form 8-K must be filed.

           (b) The pro forma financial information of Essex Corporation required by this Item are not included in this initial report on Form 8-K but will be filed by amendment not later than sixty days after the date that the initial report on Form 8-K must be filed.

           (c)             Exhibits

           Exhibit 2.1 Agreement and Plan of Merger among Essex Corporation, CSI Acquisition Corp., Computer Science Innovations, Inc. and Computer Science Innovations Employee Stock Ownership Plan, dated April 28, 2004

           Exhibit 99.1    Press release dated April 30, 2004


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ESSEX CORPORATION
                                  (Registrant)



                            /S/ LEONARD E. MOODISPAW
                            -------------------------------------
DATE:  May 3, 2004          Leonard E. Moodispaw
                            President and Chief Executive Officer


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                                ESSEX CORPORATION


                                  EXHIBIT INDEX

                    (Pursuant to Item 601 of Regulation S-X)

Exhibit
NUMBER          DESCRIPTION AND METHOD OF FILING

2.1 Agreement and Plan of Merger among Essex Corporation, CSI Acquisition Corp., Computer Science Innovations, Inc. and Computer Science Innovations Employee Stock Ownership Plan, dated as of April 28, 2004, filed herewith.

99.1            Press release dated April 30, 2004, filed herewith.